UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2007

GUARANTY FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	74-2421034
(State or other jurisdiction of incorporation or organization)	001-33661	(I.R.S. Employer Identification No.)

1300 MoPac Expressway South

Austin, Texas 78746

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (512) 434-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As of the close of business on December 28, 2007, Temple-Inland Inc. (“Temple-Inland”) completed the distribution to its stockholders of all of its shares of common stock of Guaranty Financial Group Inc. (“Guaranty”), then a wholly-owned subsidiary of Temple-Inland that held directly or indirectly the assets and liabilities of Temple-Inland’s financial services business. Temple-Inland distributed one share of Guaranty common stock for every three shares of Temple-Inland common stock outstanding as of the close of business on December 14, 2007. Further details regarding the distribution may be found in Guaranty’s information statement dated December 14, 2007, which was attached as Exhibit 99.1 to Guaranty’s Current Report on Form 8-K filed December 14, 2007 and was mailed to Temple-Inland stockholders. A press release issued by Guaranty on December 31, 2007 is furnished as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press release issued by Guaranty Financial Group Inc., dated December 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY FINANCIAL GROUP INC.
Date: December 31, 2007	By:	/s/ Scott A. Almy
Name: Scott A. Almy
Title: Executive Vice President

EXHIBIT INDEX

99.1	Press release issued by Guaranty Financial Group Inc., dated December 31, 2007